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TRUST FOR GOVERNMENT CASH RESERVES
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A Portfolio of Money Market Obligations Trust


SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 30, 2005

A special meeting of the shareholders of Trust for Government Cash Reserves ("TGCR") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on December 2, 2005, for the following purposes:


1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Government Obligations Tax-Managed Fund ("GOTMF") would acquire all of the assets of TGCR in exchange for Institutional Shares of GOTMF to be distributed pro rata by TGCR to its shareholders, in complete liquidation and termination of TGCR; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

Shareholders of the Trust for Government Cash Reserves as of October 14, 2005 will be receiving a proxy statement in the mail that provides additional information regarding the proposed Reorganization. If shareholders of the Trust for Government Cash Reserves approve the Reorganization, then it is anticipated that on or after December 9, 2005, each holder of Shares of Trust for Government Cash Reserves will become the owner of Institutional Shares of Government Obligations Tax-Managed Fund having a total net asset value equal to the total net asset value of his or her holdings of Shares in Trust for Government Cash Reserves.



                                                              October 14, 2005





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Trust for Government Cash Reserves
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400

Federated Securities Corp., Distributor



Cusip 60934N773

33805 (10/05)